CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Multi-Portfolio Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    1-31-06                                     /s/ George R. Aylward
     ----------------------                 ------------------------------------
                                            George R. Aylward, Executive Vice
                                            President
                                            (principal executive officer)


I,  Nancy  G.  Curtiss,  Chief  Financial  Officer  and   Treasurer  of  Phoenix
Multi-Portfolio Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    1-31-06                                     /s/ Nancy G. Curtiss
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Chief Financial
                                            Officer and Treasurer
                                            (principal financial officer)